SUBSCRIPTION AGREEMENT

Verdisys, Inc.
201 Tipperary Lane
Alameda, California 94502
Attention: Andrew Wilson, Chief Financial Officer

Ladies and Gentlemen:

     The undersigned subscriber (“Subscriber”) hereby tenders this Subscription Agreement (this “Agreement”) in accordance with and subject to the terms and conditions set forth herein:

1.

Subscription.

1.1 Subscriber hereby subscribes for and agrees to purchase 833,333 shares of common stock, no par value (the “Common Stock”), of Verdisys, Inc., a California corporation (the “Company”), at the purchase price of
$6.00 per share for a total purchase price of $5,000,000 (the “Purchase Price”). Payment by Subscriber of the Purchase
Price to the Company shall be made as follows:

(a) Subscriber shall pay to Warren W. Garden, P.C. an amount equal to $20,000 payable by the
Company pursuant to Section 9.7, by wire transfer of immediately available funds to an account designated by such firm;

(b) Subscriber shall pay to Stonegate Securities, Inc. (the “Placement Agent”), an amount equal to $400,000 payable by the Company to such firm as placement agent, by wire transfer of immediately available funds to an account designated by such firm; and

(c) Subscriber shall pay to the Company the balance of the Purchase Price, after deduction therefrom of the amounts to be paid pursuant to Sections 1.1(a) and (b), by wire transfer of immediately available funds to an account designated by the Company.

(d) For all purposes, upon payment of the amounts provided for in this Section 1.1, Subscriber shall be deemed to have paid the Purchase Price in full to the Company and to have disbursed on behalf of the Company the amounts provided in Sections 1.1(a) and (b). By agreeing to disburse funds on behalf of the Company as provided in this Section 1.1, in no event shall Subscriber have any liability to any person, including, without limitation, the persons identified in Sections 1.1(a) and (b), for payment or performance of any obligation or liability of the Company to such person.

1.2	(a) In the event that the 30-day moving average closing price of the Common Stock ending on the trading day immediately prior to (but not including) the 120th day immediately following the Closing Date (the “First
Reset Date”) is less than $6.00, then the Company shall promptly issue to Subscriber additional shares of Common
Stock, without further consideration paid by Subscriber, computed using the following formula:

X = ($5,000,000 ÷ Y) minus 833,333,

Where:

X = the number of additional shares of Common Stock to be issued to Subscriber under this
Section 1.2(a); and
Y = the greater of (i) the 30-day moving average closing price of the Common Stock ending on the trading day immediately prior to (but not including) the First Reset Date, and (ii) $4.50
(the “First Reset Price”).

(b) In the event that the 30-day moving average closing price of the Common Stock ending on the trading day immediately prior to (but not including) the six-month anniversary of the First Reset Date is less than the First Reset Price, then the Company shall promptly issue to Subscriber additional shares of Common Stock, without further consideration paid by Subscriber, computed using the following formula and not at a price of less than $4.50:

X = ($5,000,000 ÷ Y) minus 833,333 minus the number of additional shares of Common Stock issued to Subscriber under Section 1.2(a),

Where:

X = the number of additional shares of Common Stock to be issued to Subscriber under this
Section 1.2(b); and
Y = the 30-day moving average closing price of the Common Stock ending on the trading day immediately prior to (but not including) the six-month anniversary of the First Reset Date and not at a price of less than $4.50.

Any shares of Common Stock issued to Subscriber under this Section 1.2(b) shall be in addition to, and not in lieu of, any additional shares of Common Stock issued to Subscriber under Section 1.2(a).

(c) Notwithstanding the provisions of Sections 1.2(a) and (b), in the event that Subscriber effects any “short sale”, “collar” or other similar hedging transaction involving the Common Stock (a “Short Sale”) at any time after the Closing Date (as defined in Section 1.4) and prior to the six-month anniversary of the effective date (the
“Effective Date”) of the Registration Statement (as that term is defined in Registration Rights Agreement in the form attached hereto as Appendix I (the “Registration Rights Agreement”)), then the number of additional shares of
Common Stock required to be issued to Subscriber under Sections 1.2(a) and (b) shall be reduced by the number obtained by multiplying (i) the quotient obtained by dividing (A) the number of shares with respect to which Subscriber has so effected a Short Sale by (B) 833,333, times (ii) the number of additional shares of Common Stock otherwise required to be issued by the Company to Subscriber under Sections 1.2(a) and (b). For example, if the Company is otherwise required to issue 75,000 additional shares of Common Stock to Subscriber under Sections 1.2(a) and (b), but
Subscriber effects a Short Sale of 50,000 shares of Common Stock during the period described above in this subsection
(c), then the number of additional shares of Common Stock required to be issued to Subscriber under Sections 1.2(a)
and (b) shall be reduced by 4,500 ([50,000 ÷ 833,333] x 75,000), and the Company will only be required to issue to
Subscriber 70,500 additional shares of Common Stock. Upon the request of the Company, Subscriber shall certify to the Company in writing the number of shares of Common Stock with respect to which Subscriber has effected a Short
Sale during the period described above in this subsection (c).

(d) The shares of Common Stock purchased by Subscriber under Section 1.1 and the additional shares of Common Stock issued to Subscriber under this Section 1.2 are hereinafter collectively referred to as the
“Shares”.

1.3 (a) The offering of the Shares to Subscriber is being conducted by the Placement Agent on behalf of the Company (the “Offering”).

(b) Until the later of 90 days after the Closing Date or 30 days after the Effective Date,
Subscriber will have a right to participate in each other financing that both (i) involves the Company’s Equity Common
Stock (as defined below), and (ii) is on terms more favorable than those in the Offering (a “Favorable Financing”). The term “Equity Common Stock” as used herein shall mean all capital stock of the Company, plus all rights, warrants, options, convertible Common Stock or indebtedness, exchangeable Common Stock or indebtedness, or other rights, exercisable for or convertible into, directly or indirectly, capital stock of the Company. Notwithstanding the above,
“Equity Common Stock” shall not include any Common Stock of the Company issued pursuant to any incentive or stock option plan of the Company approved by the shareholders or the board of directors of the Company.

(c) During the period described in subsection (b) above, the Company shall give at least ten business days’ advance written notice to Subscriber prior to closing any Favorable Financing by providing to Subscriber a comprehensive term sheet containing all significant business terms of such proposed Favorable Financing. Subscriber shall have the right to participate in such proposed Favorable Financing and to purchase 25% of the securities which are the subject of such proposed Favorable Financing for the same consideration and on the same terms and conditions as contemplated for such third-party sale (or such lesser portion thereof as specified by Subscriber). If Subscriber elects to exercise its rights hereunder it must deliver written notice to the Company within five (5) business days following receipt of the notice and comprehensive term sheet from the Company, which notice from Subscriber shall be contingent upon receipt of satisfactory definitive documents for such transaction from the Company. If, subsequent to the Company giving notice to Subscriber hereunder but prior to Subscriber exercising its right to participate (or the expiration of the five-day period without response from Subscriber or the rejection of such offer for such Favorable Financing by
Subscriber), the terms and conditions of the proposed third-party sale are changed from that disclosed in the comprehensive term sheet provided to Subscriber, the Company shall be required to provide a new notice and comprehensive term sheet reflecting such revised terms to Subscriber hereunder and Subscriber shall have the right, which must be exercised within five (5) business days of such new notice and such revised comprehensive term sheet, to exercise its rights to purchase the securities on such changed terms and conditions as provided hereunder. In the event
Subscriber does not exercise its rights hereunder with respect to a proposed Favorable Financing within the period or periods provided, or affirmatively declines to engage in such proposed Favorable Financing with the Company, then the Company may proceed with such proposed Favorable Financing on the same terms and conditions as noticed to
Subscriber, provided that if such proposed Favorable Financing is not consummated within 60 days following the
Company’s notice hereunder, then the right of first participation hereunder shall again apply to Subscriber for such proposed Favorable Financing.

1.4 The closing of the purchase and sale of the Shares to be acquired by Subscriber from the Company under Section 1.1 shall take place at the offices of the Placement Agent in Dallas, Texas (the “Closing”) at 12:00 noon,
Central Standard Time (i) on or before October 24, 2003, provided, that all of the conditions set forth in Section 3 hereof and applicable to the Closing shall have been fulfilled or waived in accordance herewith, or (ii) at such other time and place or on such date as Subscriber and the Company may agree upon (the “Closing Date”).

2.

Offering Material.

	2.1	Subscriber represents and warrants that it is in receipt of and that it has carefully read the following items:

(a)	The Company’s Form 10-KSB for the period ended December 31, 2002, as filed with the
Securities and Exchange Commission (the “SEC”) on March 31, 2003 (the “Form 10-KSB”);

(b)	The Company’s Form 10-QSB for the period ended March 31, 2003, as filed with the SEC on May 15, 2003;

(c)	The Company’s Form 10-QSB for the period ended June 30, 2003, as filed with the SEC on
August 20, 2003 (the “Form 10-QSB”); and

(d)	All other documents filed by the Company with the SEC subsequent to the filing of the Form
10-KSB and prior to the date this Agreement is executed by the Subscriber.

The documents listed in this Section 2.1 shall be referred to herein as the “Disclosure Documents.”

3.

Conditions to Subscriber’s Obligations.

3.1	The obligation of Subscriber to close the transaction contemplated by this Agreement (the
“Transaction”) is subject to the satisfaction on or prior to the Closing Date of the following conditions set forth in this
Section 3:

(a) The Company shall have executed this Agreement and the Registration Rights Agreement and delivered the same to Subscriber.

(b) The Board of Directors of the Company shall have adopted resolutions consistent with
Section 4.1(e) below in a form reasonably acceptable to Subscriber.

(c) Subscriber shall have received copies of all documents and information which it may have reasonably requested in connection with the Offering.

(d) The Company shall have caused its legal counsel to deliver to Subscriber a legal opinion in substantially the form attached hereto as Appendix II.

(e) No stop order or suspension of trading shall have been imposed by the SEC or any other governmental regulatory body with respect to public trading in the Common Stock.

(f) The representations and warranties of the Company shall be true and correct on and as of the
Closing Date as though made on and as of such date; the Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date; and Subscriber shall have received on the Closing Date a certificate to the foregoing effects executed by the President or the Chief Financial Officer of the Company.

(g) If so requested by Subscriber, the Company shall have delivered to the custodian for the
Subscriber duly executed certificates, registered in the name of Subscriber’s nominee, representing the Shares.

(h) Each officer, director and holder of 10% or more of the Common Stock shall have executed and delivered to Subscriber a Lock-up Agreement in the form attached hereto as Appendix III.

4.

Representations and Warranties; Covenants; Survival.

4.1	The Company represents and warrants to Subscriber that, on the date of this Agreement and on the
Closing Date:

(a) The Company has the full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the
Company, enforceable in accordance with its terms. The Company need not give any notice to, make any filings with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

(b) The Company and each of its subsidiaries are corporations duly organized, validly existing and in good standing under the laws of their states of incorporation, with all requisite corporate power and authority to carry on the business in which they are engaged and to own the properties they own, and the Company has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.
The Company and each of its subsidiaries are duly qualified and licensed to do business and are in good standing in all jurisdictions where the nature of their business makes such qualification necessary, except where the failure to be qualified or licensed would not have a material adverse effect on the business of the Company and its subsidiaries, taken as a whole.

(c) Except as set forth in the Company’s filings with the SEC, there are no legal actions or administrative proceedings or investigations instituted, or to the best knowledge of the Company threatened, against the
Company, that could reasonably be expected to have a material adverse effect on the Company or any subsidiary, any of the Common Stock, or the business of the Company and its subsidiaries, or which concerns the transactions contemplated by this Agreement.

(d) The Company’s audited consolidated financial statements as of December 31, 2002, contained in the Form 10-KSB and the unaudited financial statements for the six months ended June 30, 2003, contained in the Form 10-QSB, including the notes contained therein, fairly present the consolidated financial position of the
Company at the respective dates thereof and the results of its consolidated operations for the periods purported to be covered thereby. Such financial statements have been prepared in conformity with generally accepted accounting principles consistently applied with prior periods subject to any comments and notes contained therein. All liabilities, contingent and other, of the Company and its subsidiaries, are set forth in the financial statements as of June 30, 2003 contained in the Form 10-QSB, excepting only liabilities incurred in the ordinary course of business subsequent to June
30, 2003, and liabilities of the type not required under generally accepted accounting principles to be reflected in such financial statements. Since June 30, 2003, there has been no material adverse change in the financial condition of the
Company from the financial condition stated in such financial statements. The capitalization of the Company, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company’s stock option plans, the number of shares issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock as of the Closing
Date is as described in Schedule 4.1(d) attached to this Agreement.

(e) The Company, by appropriate and required corporate action, has, or will have prior to the
Closing, duly authorized the execution of this Agreement and the issuance and delivery of the Shares. The Shares are not subject to preemptive or other rights of any stockholders of the Company and when issued in accordance with the terms of this Agreement and the Articles of Incorporation of the Company, as amended and currently in effect, the
Shares will be validly issued, fully paid and nonassessable and free and clear of all pledges, liens and encumbrances.
The issuance of the Shares hereunder will not trigger any outstanding antidilution rights.

(f) Performance of this Agreement and compliance with the provisions hereof will not violate any provision of any applicable law or of the Articles of Incorporation or Bylaws of the Company, or of any of its
subsidiaries, and, will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon, any of the properties or assets of the Company, or of any of its subsidiaries, pursuant to the terms of any indenture, mortgage, deed of trust or other agreement or instrument binding upon the Company, or any of its subsidiaries, other than such breaches, defaults or liens which would not have a material adverse effect on the Company and its subsidiaries taken as a whole.
The Company is not in default under any provision of its charter or by-laws or other organizational documents or under any provision of any agreement or other instrument to which it is a party or by which it is bound or of any law, governmental order, rule or regulation so as to affect adversely in any material manner its business or assets or its condition, financial or otherwise.

(g) The Disclosure Documents, taken together, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein to make the statements contained therein not misleading.

(h) The Company has provided Subscriber with all material public information in connection with the business of the Company and the transactions contemplated by this Agreement, and no representation or warranty made, nor any document, statement, or financial statement prepared or furnished by the Company in connection herewith, contains any untrue statement of material fact, or omits to state a material fact necessary to make the statements or facts contained herein or therein not misleading.

(i) Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the
Company in accordance with its terms.

(j) No registration, authorization, approval, qualification or consent of any court or governmental authority or agency is necessary in connection with the execution and delivery of this Agreement or the offering, issuance or sale of the Shares under this Agreement.

(k) The Company has timely filed with the SEC all documents required to be filed by the
Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (collectively, the “SEC
Filings”). On their respective dates of filing, the SEC Filings complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC.

(l) The Company is not now, and after the sale of the Shares under this Agreement and the application of the net proceeds from the sale of the Shares will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(m) The Company has filed all material tax returns required to be filed, which returns are true and correct in all material respects, and the Company is not in default in the payment of any taxes, including penalties and interest, assessments, fees and other charges, shown thereon due or otherwise assessed, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without interest which were payable pursuant to said returns or any assessments with respect thereto.

(n) The Company has not taken any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the
Shares in any manner in contravention of applicable securities laws.

(o) Subject to the accuracy of the Subscriber’s representations and warranties in Section 7 of this
Agreement, the offer, sale, and issuance of the Shares in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the
“Securities Act”) and from the registration or qualification requirements of the laws of any applicable state or United
States jurisdiction.

(p) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Shares to the Subscriber.
The issuance of the Shares to the Subscriber will not be integrated with any other issuance of the Company’s securities
(past, current or future) for purposes of the Securities Act. The Company will not make any offers or sales of any security (other than the Shares) that would cause the offering of the Shares to be integrated with any other offering of securities by the Company for purposes of any registration requirement under the Securities Act.

(q) The Company is eligible to register securities for resale with the SEC under Form SB-2 promulgated under the Securities Act.

(r) The Company is in material compliance with all applicable securities (or “Blue Sky”) laws of the states of the United States in connection with the issuance and sale of the Shares to Subscriber.

(s) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with management’s general or specific authorization; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (c) access to assets is permitted only in accordance with management’s general or specific authorization; and (d) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

4.2

[Intentionally left blank.]

4.3 On or before 8:30 a.m., New York City time, on the business day immediately following the Closing
Date, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the Transaction and including as exhibits to such Current Report on Form 8-K this Agreement, the Registration Rights Agreement, and the schedules hereto and thereto in the form required by the Exchange Act (including all attachments, the “8-K Filing”).
From and after the filing of the 8-K Filing with the SEC, Subscriber shall not be in possession of any material, nonpublic information received from the Company, any of its subsidiaries or any of their respective officers, directors, employees or agents that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide Subscriber with any material, nonpublic information regarding the Company or any of its subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of Subscriber. Neither the Company nor Subscriber shall issue any press releases or any other public statements with respect to the Transaction; provided, however, that the Company shall be entitled, without the prior approval of Subscriber, to make any press release or other public disclosure with respect to the Transaction (i) in substantial conformity with the 8-K Filing and contemporaneously therewith, and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) above, Subscriber shall be consulted by the
Company (although the consent of Subscriber shall not be required) in connection with any such press release or other public disclosure prior to its release).

4.4 The Company shall indemnify and hold harmless Subscriber from and against all fees, commissions or other payments owing by the Company to the Placement Agent or any other person or firm acting on behalf of the
Company hereunder.

5.

Transfer and Registration Rights.

5.1 Subscriber acknowledges that it is acquiring the Shares for its own account and for the purpose of investment and not with a view to any distribution or resale thereof within the meaning of the Securities Act and any applicable state or other securities laws (“State Acts”). Subscriber further agrees that it will not sell, assign, transfer or otherwise dispose of any of the Shares in violation of the Securities Act or State Acts and acknowledges that, in taking unregistered Common Stock, it must continue to bear economic risk in regard to its investment for an indefinite period of time because of the fact that the Shares have not been registered under the Securities Act or State Acts and further realizes that the Shares cannot be sold unless subsequently registered under the Securities Act and State Acts or an exemption from such registration is available. Subscriber also acknowledges that appropriate legends reflecting the status of the Shares under the Securities Act and State Acts may be placed on the face of the certificates for the Shares at the time of their transfer and delivery to the holder thereof. This Agreement is made with Subscriber in reliance upon
Subscriber’s above representations.

5.2 The Shares issued pursuant to this Agreement may not be transferred except in a transaction which is in compliance with the Securities Act and State Acts. Except as provided hereafter with respect to registration of the
Shares or sale under Rule 144 contemplated by the Registration Rights Agreement, it shall be a condition to any such transfer that the Company shall be furnished with an opinion of counsel, which counsel and opinion shall be reasonably satisfactory to the Company, to the effect that the proposed transfer would be in compliance with the Securities Act and
State Acts. Notwithstanding the foregoing, furnishing such opinion of counsel shall not be a condition to any transfer of Shares to an affiliate of Subscriber, including for this purpose if Subscriber is an investment company, any fund or account advised by Subscriber’s investment adviser or any affiliate thereof.

6.

[Intentionally left blank.]

7.	Subscriber Representations. Subscriber hereby represents, warrants and acknowledges and agrees with the
Company and Placement Agent as follows:

7.1 Subscriber has been furnished with and has carefully read the Disclosure Documents and is familiar with the terms of the Offering. With respect to individual or partnership tax and other economic considerations involved in this investment, Subscriber is not relying on the Company or the Placement Agent (or any agent or representative of any of them). Subscriber has carefully considered and has, to the extent Subscriber believes such discussion necessary, discussed with Subscriber’s legal, tax, accounting and financial advisers the suitability of an investment in the Common
Stock for Subscriber’s particular tax and financial situation.

7.2	Subscriber has had an opportunity to inspect relevant documents relating to the organization and operations of the Company. Subscriber acknowledges that all documents, records and books pertaining to this investment which Subscriber has requested have been made available for inspection by Subscriber and Subscriber’s attorney, accountant or other adviser(s).

7.3	Subscriber and/or Subscriber’s advisor(s) has/have had a reasonable opportunity to ask questions of and receive answers and to request additional relevant information from a person or persons acting on behalf of the
Company concerning the Offering.

7.4	Subscriber is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar.

7.5	Subscriber is an “accredited investor,” within the meaning of Rule 501(a) of Regulation D under the
Securities Act (“Regulation D”). Subscriber, by reason of Subscriber’s business or financial experience or the business or financial experience of Subscriber’s professional advisers who are unaffiliated with and who are not compensated by the Company or the Placement Agent or any affiliate of either of them, directly or indirectly, can be reasonably assumed to have the capacity to protect Subscriber’s own interests in connection with the transaction. Subscriber further acknowledges that he has read the written materials provided by the Company.

7.6	Subscriber has adequate means of providing for Subscriber’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

7.7	Subscriber has such knowledge and experience in financial, tax and business matters so as to enable
Subscriber to use the information made available to Subscriber in connection with the Offering to evaluate the merits and risks of an investment in the Common Stock and to make an informed investment decision with respect thereto.

7.8	Subscriber acknowledges that the Shares herein subscribed for have not been registered under the
Securities Act	or under any State Act. Subscriber understands further that in absence of an effective registration statement, the Shares can only be sold pursuant to some exemption from registration, such as Rule 144 of the Act, which requires, among other conditions, that the Shares must be held for a minimum of one (1) year.

7.9	Subscriber recognizes that investment in the Shares involves substantial risks. Subscriber acknowledges that he has reviewed the risk factors identified within the Disclosure Documents. Subscriber further recognizes that no Federal or state agencies have passed upon this offering of the Shares or made any finding or determination as to the fairness of this investment.

7.10	Subscriber acknowledges that each certificate representing the Shares shall contain a legend substantially in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR UNDER
APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD,
TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED
UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE
SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS
FROM SUCH REGISTRATION, PROVIDED THAT THE SELLER
DELIVERS TO THE COMPANY AN OPINION OF COUNSEL (WHICH
OPINION AND COUNSEL ARE REASONABLY SATISFACTORY TO THE
COMPANY) CONFIRMING THE AVAILABILITY OF SUCH
EXEMPTION.

7.11 (i) Subscriber has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of Subscriber in connection with the purchase of the Shares, (b) to delegate authority pursuant to a power of attorney, and (c) to purchase and hold the Shares; (ii) the signature of the party signing on behalf of Subscriber is binding upon Subscriber; and (iii) Subscriber has not been formed for the specific purpose of acquiring the Shares.

8.

Understandings.

Subscriber understands, acknowledges and agrees with the Company and the Placement Agent as follows:

8.1 The parties hereby acknowledge and agree that the subscription hereunder is irrevocable by the parties, that, except as required by law, the parties are not entitled to cancel, terminate or revoke this Agreement or any agreements of the parties hereunder and that this Agreement and such other agreements shall survive the death or disability of the parties and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns.

8.2 No federal or state agency has made any findings or determination as to the fairness of the terms of neither the Offering for investment, nor any recommendations or endorsement of the Shares.

8.3 The Offering is intended to be exempt from registration under the Securities Act by virtue of Section
4(2) of the Securities Act and the provisions of Rule 506 of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by Subscriber herein.

8.4 It is understood that in order not to jeopardize the Offering’s exempt status under Section 4(2) of the
Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

8.5 The Placement Agent will receive compensation from the Company in connection with the Offering but is not guaranteeing or assuming responsibility for the operation or possible liability of the Company, including, without limitation, compliance by the Company with the agreements entered into in connection with the Offering, and the Placement Agent will not supervise or participate in the operation or management of the Company.

8.6 No person or entity acting on behalf, or under the authority, of Subscriber is or will be entitled to any broker’s, finder’s or similar fee or commission in connection with this subscription.

8.7 Subscriber acknowledges that the information furnished in this Agreement by the Company or the
Placement Agent to Subscriber or its advisers in connection with the Offering, is confidential and nonpublic and agrees that all such written information which is material and not yet publicly disseminated by the Company shall be kept in confidence by Subscriber and neither used by Subscriber for Subscriber’s personal benefit (other than in connection with this subscription), nor disclosed to any third party, except Subscriber’s legal and other advisers who shall be advised of the confidential nature of such information, for any reason; provided, however, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii)
becomes a part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision), or (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription agreement entered into with the Company). The representations, warranties and agreements of Subscriber and the Company contained herein and in any other writing delivered in connection with the Offering shall be true and correct in all material respects on and as of the Closing Date as if made on and as of the date the Company executes this Agreement and shall survive the execution and delivery of this Agreement and the purchase of the Shares.

8.8 IN MAKING AN INVESTMENT DECISION, SUBSCRIBER MUST RELY ON ITS OWN
EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND
RISKS INVOLVED. THE SHARES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE
SECURITIES COMMISSION OR REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.

9.

Miscellaneous.

9.1 Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or by facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

in the case of the Company:

Verdisys, Inc.
201 Tipperary Lane
Alameda, California 94502
Attention: Andrew Wilson, Chief Financial Officer
Facsimile: (408) 873-0550

with a copy to:

Jeffrey H. Mackay, Esq.
4871 Narragansett Ave.
San Diego, California 92107
Facsimile: (619) 222-4764

in the case of Subscriber:

Gryphon Master Fund, L.P.
500 Crescent Court
Suite 270
Dallas, Texas 75201
Attn: Ryan R. Wolters
Facsimile: (214) 871-6909

with a copy to:

Warren W. Garden, P.C.
100 Crescent Court
Suite 590
Dallas, Texas 75201
Attention: Warren W. Garden, Esq.
Facsimile: (214) 871-6711

9.2 This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Texas, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed to be modified to conform to such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof. The Company and Subscriber (i) hereby irrevocably submit to the exclusive jurisdiction of the United States District Court sitting in the Northern District of Texas and the courts of the State of Texas located in Dallas County for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the Transaction, and (ii) hereby waive, and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company and Subscriber consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 9.2 shall affect or limit any right to serve process in any other manner permitted by law.

9.3 In any action, proceeding or counterclaim brought to enforce any of the provisions of this Agreement or to recover damages, costs and expenses in connection with any breach of the Agreement, the prevailing party shall be entitled to be reimbursed by the opposing party for all of the prevailing party’s reasonable outside attorneys’ fees, costs and other out-of-pocket expenses incurred in connection with such action, proceeding or counterclaim.

9.4 This Agreement (including the Appendices hereto) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth herein. The Company acknowledges that all material facts upon which it has relied in forming its decision to enter into this Agreement are expressly set forth herein and further acknowledges that Subscriber has not made any representations, express or implied, which are not set expressly set forth herein. This Agreement supercedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

9.5 The Company shall indemnify, defend and hold harmless Subscriber and each of its employees, agents, partners, members, officers, directors, representatives, or affiliates (collectively, the “Subscriber Indemnities”)
against any and all losses, liabilities, claims and expenses, including reasonable attorneys’ fees (“Losses”), sustained by Subscriber Indemnities resulting from, arising out of, or connected with any material inaccuracy in, breach of, or nonfulfillment of any representation, warranty, covenant or agreement made by or other obligation of the Company contained in this Agreement (including the Appendices hereto) or in any document delivered in connection herewith;
provided, however, that with respect to any representations, warranty, covenant or agreement made by or other obligation of the Company contained in the Agreement qualified as to materiality, the Company shall indemnify, defend and hold harmless the Subscriber Indemnities against any and all Losses sustained by the Subscriber Indemnities resulting from, arising out of, or connected with any inaccuracy in, breach of, or nonfulfillment of any such representations, warranty, covenant, agreement or other obligation.

9.6 [Intentionally left blank.]

9.7 Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement; provided, however, that the Company shall pay $20,000 to Subscriber to reimburse it for the fees and expenses (including attorneys’ fees and expenses) incurred by it in connection with its due diligence review of the Company and the preparation, negotiation, execution, delivery and performance of this Agreement and the other agreements and documents contemplated hereby (including Subscriber’s counsel’s review of the Registration
Statement (as contemplated by the Registration Rights Agreement) as special counsel), which amount shall be due and payable in cash at Closing (and only if the Closing occurs). If the Closing occurs, the Company hereby authorizes and directs Subscriber to deduct $20,000 from the Purchase Price to be paid by Subscriber at the Closing and remit such amount directly to Subscriber’s counsel in payment and satisfaction of such $20,000 due and payable by the Company at the Closing. In addition, the Company shall pay all reasonable fees and expenses incurred by Subscriber in connection with any amendments, modifications or waivers of this Agreement or any of the other agreements and documents contemplated hereby or incurred in connection with the enforcement of this Agreement and any of such other agreements and documents, including, without limitation, all reasonable attorneys’ fees, disbursements and expenses.

[Remainder of page intentionally left blank; signature page to follow.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers or agents as of the 23rd day of October, 2003.

VERDISYS, INC.

By:	/s/ Andrew Wilson
	Name:	Andrew Wilson
	Title:	Chief Financial Officer

SUBSCRIBER:

GRYPHON MASTER FUND, L.P.

By: Gryphon Partners, L.P., its General Partner

By: Gryphon Management Partners, L.P.,
its General Partner

By: Gryphon Advisors, LLC, its General Partner

By: /s/ E. B. Lyon
E.B. Lyon, IV, Authorized Agent

Schedule 4.1(c)

Capitalization Table as of October 13, 2003

Verdisys, Inc.

Capitalization Table as of October 13, 2003

Name and Address	Amount and Nature
of Beneficial Holder	of Beneficial Ownership		Percent
Dan Williams, CEO/President	Common Stock	591,667	2.09
25045 I-45 North #525
The Woodlands, TX 77380
Andrew Wilson, CFO	Common Stock	25,208	0.09
201 Tipperary Lane
Alameda, CA 94502
Mark Crone, Secretary/ General Counsel	Common Stock	24,996	0.09
28 Woodland Drive
Granby, Connecticut 06035
Ron Robinson, Chairman/Director	Common Stock	300,000	1.06
10600 N. De Anza Blvd. #250
Cupertino, CA 95014
John Block, Director	Common Stock	90,000	0.32
655 15th NW Suite 700
Washington, DC 20005
Joe Penbera, Director	Common Stock	863,952	3.05
4921 N. Van Ness
Fresno, CA 93704
Fred Ruiz, Director	Common Stock	130,000	0.46
P.O. Box 37
Dinuba, CA 93618
James Woodward III, Director	Common Stock	122,000	0.43
2909 W. Fallbrook Ave.
Fresno, CA 93711
Eric McAfee, Director	Common Stock	125,000	0.44
10600 N. De Anza Blvd. #250
Cupertino, CA 95014
Berg McAfee Companies	Common Stock	8,394,271	29.60
(an entity controlled by Eric McAfee and Clyde Berg)
10600 N. De Anza Blvd. #250
Cupertino, CA 95014
Clyde Berg	Common Stock	375,000	1.32
10600 N. De Anza Blvd. #250
Cupertino, CA 95014

Officers and Directors as a Group	11,126,316 shares		39.23%

Total issued and outstanding	28,363,615 shares		100%

Appendix I

Form of Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this “Agreement”) is made and entered into as of October 24, 2003, by and between Verdisys, Inc., a California corporation (the “Company”), and Gryphon Master Fund, L.P., a Bermuda limited partnership (the “Purchaser”).

     WHEREAS, upon the terms and subject to the conditions of the Subscription Agreement, dated as of the date hereof (the “Subscription Agreement”), the Company has agreed to issue and sell shares of its Common Stock to the Purchaser; and

     WHEREAS, to induce the Purchaser to execute and deliver the Subscription Agreement and to purchase the Shares (as defined in the Subscription Agreement), the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the Shares.

     NOW, THEREFORE, in consideration of the representations, warranties and agreements contained herein and other good and valuable consideration, the receipt and legal adequacy of which are hereby acknowledged by the parties, the Company and the Purchaser hereby agree as follows:

1.

Definitions.

     Capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Subscription Agreement. As used in this Agreement, the following terms shall have the following meanings:

     “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Blackout Period” shall have the meaning set forth in Section 3(m).

“Board” shall have the meaning set forth in Section 3(m).

     “Business Day” means any day except Saturday, Sunday and any day which is a legal holiday or a day on which banking institutions in the state of California generally are authorized or required by law or other government actions to close.

“Commission” means the Securities and Exchange Commission. “Common Shares” shall have the meaning set forth in the definition of “Registrable Securities.” “Common Stock” means the Company’s Common Stock, no par value.

     “Effectiveness Date” means with respect to the Registration Statement the earlier of (i) the 150th day following the Closing Date, before which the Company will use its best efforts to cause the Registration Statement to become effective, and (ii) the date which is within five (5) Business Days of the date on which the Commission informs the Company that the Commission (a) will not review the Registration Statement or (b) that the Company may request the acceleration of the effectiveness of the Registration Statement.

“Effectiveness Period” shall have the meaning set forth in Section 2.

#2683913

“Event” shall have the meaning set forth in Section 8(d).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

     “Filing Date” means the date that the Registration Statement is required to be filed which date shall be within sixty (60) days from the Closing Date.

     “Holder” means, collectively, each holder from time to time of Registrable Securities including, without limitation, the Purchaser and its assignees. To the extent this Agreement refers to an election, consent, waiver, request or approval of or by a Holder, such reference shall mean an election, consent, waiver, request or approval by the holders of a majority in interest of the then-outstanding Registrable Securities (on an as converted basis).

“Indemnified Party” shall have the meaning set forth in Section 6(c). “Indemnifying Party” shall have the meaning set forth in Section 6(c). “Liquidated Damages” shall have the meaning set forth in Section 8(d). “Losses” shall have the meaning set forth in Section 6(a).

     “Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

     “Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

     “Registrable Securities” means the shares of Common Stock (i) issued and issuable pursuant to the Subscription Agreement, (ii) purchased by the Purchaser from Joseph J. Penbera, and (iii) issued and issuable upon any stock split, stock dividend, recapitalization or similar event with respect to such shares of Common Stock and any other securities issued in exchange of or replacement of such shares of Common Stock (collectively, the “Common Shares”); until in the case of any of the Common Shares (a) a Registration Statement covering such Common Share has been declared effective by the Commission and continues to be effective during the Effectiveness Period, or (b) such Common Share is sold in compliance with Rule 144 or may be sold pursuant to Rule 144(k), after which time such Common Share shall not be a Registrable Security.

     “Registration Statement” means the registration statement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement, for the Common Shares required to be filed by the Company with the Commission pursuant to this Agreement.

     “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     “Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

     “Special Counsel” means any special counsel to Holder, for which Holder will be reimbursed by the Company pursuant to Section 5 of this Agreement and Section 9.7 of the Subscription Agreement.

2.

Registration. On or prior to the Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form SB-2 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the rules promulgated thereunder) and shall contain (except if otherwise directed by the Purchaser) the “Plan of Distribution” attached hereto as Exhibit B. The Company hereby represents and warrants that it is currently eligible to use Form SB-2 to register the resale of the Registrable Securities. The Company shall (i) not permit any securities other than the Registrable Securities to be included in the Registration Statement (except for securities which are subject to a written registration rights agreement entered into by the Company prior to October 15, 2003, which securities may be included in the Registration Statement), (ii) use its best efforts to cause the Registration Statement to be declared effective under the Securities Act (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 12dl-2 promulgated under the Exchange Act within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be “reviewed,” or not be subject to further review) as soon as possible after the filing thereof, but in any event prior to the Effectiveness Date, and (iii) keep such Registration Statement continuously effective under the Securities Act for a period of one year from the Effectiveness Date (the “Effectiveness Period”).

3.

Registration Procedures; Company’s Obligations.

In connection with the registration of the Registrable Securities, the Company shall:

(a)

Prepare and file with the Commission on or prior to the Filing Date, a Registration Statement on Form SB-2 (or if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2 such registration shall be on another appropriate form in accordance with the Securities Act and the Rules promulgated thereunder) in accordance with the method or methods of distribution thereof as specified by the Holder (except if otherwise directed by the Holder), and use its best efforts to cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than three (3) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated therein by reference, but after effectiveness, excluding any document that would be incorporated therein by reference), the Company shall (i) furnish to the Holder and any Special Counsel, copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the timely review of and comment by such Special Counsel, and (ii) at the request of the Holder cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of such Special Counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holder or any Special Counsel shall reasonably object in writing within three (3) Business Days of their receipt thereof.

(b)

Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond promptly to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and promptly provide the Holder true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holder set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c)

Notify the Holder of Registrable Securities to be sold and any Special Counsel promptly (and, in the case of (i)(A) below, not less than three (3) Business Days prior to such filing and, in the case of (i)(B) or (i)(C) below, no later than the first Business Day following the date on which the Registration Statement becomes effective) and (if requested by any such Person) confirm such notice in writing no later than three (3) Business Days following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The Company shall promptly furnish to the Special Counsel, without charge, (i) any correspondence from the Commission or the Commission’s staff to the Company or its representatives relating to any Registration Statement, and (ii) promptly after the same is prepared and filed with the Commission, a copy of any written response to the correspondence received from the Commission.

(d)

Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any U.S. jurisdiction, at the earliest practicable moment.

(e)

If requested by the Holder, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(f)

Furnish to the Holder and any Special Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(g)

Promptly deliver to the Holder and any Special Counsel, without charge, as many copies of the Registration Statement, Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the selling Holder in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(h)

Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holder and any Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the Holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject.

(i)

Cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement and to enable such Registrable Securities to be in such denominations and registered in such names as the Holder may request at least two (2) Business Days prior to any sale of Registrable Securities.

(j)

Upon the occurrence of any event contemplated by Section 3(c)(v), promptly prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k)

Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on any securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which the same securities issued by the Company are then listed as and when required pursuant to the Subscription Agreement.

(l)

Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than forty-five (45) days after the end of any twelve (12) month period (or ninety (90) days after the end of any twelve (12) month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

(m)

If (i) there is material non-public information regarding the Company which the Company’s Board of Directors (the “Board”) reasonably determines not to be in the Company’s best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company’s best interest to disclose and which the Company would be required to disclose under the Registration Statement, then the Company may suspend effectiveness of a Registration Statement and suspend the sale of Registrable Securities under a Registration Statement one (1) time every three (3) months or three (3) times in any twelve month period, provided that the Company may not suspend its obligation for more than thirty (30) days in the aggregate in any twelve month period if suspension is for any of the reasons listed above or sixty (60) days in the aggregate in any twelve month period for any other reason (each, a “Blackout Period”); provided, however, that no such suspension shall be permitted for more than twenty (20) consecutive days, arising out of the same set of facts, circumstances or transactions.

(n)

Within two (2) Business Days after the Registration Statement which includes the Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holder whose Registrable Securities are included in such Registration Statement) confirmation that the Registration Statement has been declared effective by the Commission in the form attached hereto as Exhibit C.

4.

Registration Procedures; Holder’s Obligations

In connection with the registration of the Registrable Securities, the Holder shall:

(a)

If the Registration Statement refers to the Holder by name or otherwise as the holder of any securities of the Company, have the right to require (if such reference to the Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to the Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

(b)

not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(c), (ii) comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement, and (iii) furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of the Holder if it fails to furnish such information within a reasonable time prior to the filing of each Registration Statement, supplemented Prospectus and/or amended Registration Statement.

(c)

upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(m), forthwith discontinue disposition of such Registrable Securities under the Registration Statement until the Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

5.

Registration Expenses

     All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, the following: (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with each securities exchange or market on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made with the Commission, and (C) in compliance with state securities or Blue Sky laws); (ii) printing expenses

(including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the holders of a majority of the Registrable Securities included in the Registration Statement); (iii) messenger, telephone and delivery expenses; (iv) fees and disbursements of counsel for the Company; and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company’s independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

6.

Indemnification

(a)

Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Purchaser, its permitted assignees, officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees, each Person who controls any the Purchaser or permitted assignee (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against any and all claims, losses, damages, liabilities, penalties, judgments, costs (including, without limitation, costs of investigation) and expenses (including, without limitation, reasonable attorneys’ fees and expenses) (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, as supplemented or amended, if applicable, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except (i) to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding the Holder furnished in writing to the Company by the Holder expressly for use therein, which information was reviewed and expressly approved by the Holder or Special Counsel expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (ii) as a result of the failure of the Holder to deliver a Prospectus, as amended or supplemented, to the Purchaser in connection with an offer or sale. The Company shall notify the Holder promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 6(c) hereof) and shall survive the transfer of the Registrable Securities by the Holder.

(b)

Indemnification by the Purchaser. The Purchaser shall indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, as supplemented or amended, if applicable, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that (i) such untrue statement or omission is contained in or omitted from any information so furnished in writing by the Holder or the Special Counsel to the Company specifically for inclusion in the Registration Statement or such Prospectus, and (ii) such information was reasonably relied upon by the Company for use in the Registration Statement, such

Prospectus or such form of prospectus or, to the extent that such information relates to the Holder or the Holder’s proposed method of distribution of Registrable Securities, was reviewed and expressly approved in writing by the Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus Supplement. Notwithstanding anything to the contrary contained herein, the Holder shall be liable under this Section 6(b) for only that amount as does not exceed the net proceeds to the Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

(c)

Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity pursuant to Section 6(a) or 6(b) hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the “Indemnifying Party) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, conditioned or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, which consent shall not unreasonably be withheld, conditioned or delayed, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder or pursuant to applicable law).

(d)

Contribution. If a claim for indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for under Section 6(a) or 6(b) was available to such party in accordance with its terms. Notwithstanding anything to the contrary contained herein, the Holder shall be liable or required to contribute under this Section 6(d) for only that amount as does not exceed the net proceeds to the Holder as a result of the sale of Registrable Securities pursuant to the Registration Statement.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

7.

Rule 144.

     As long as the Holder owns Registrable Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holder with true and complete copies of all such filings. As long as the Holder owns Registrable Securities, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holder and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell Common Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions of counsel to the Company referred to in the Subscription Agreement. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

8.

Miscellaneous.

(a)

Remedies. The remedies provided in this Agreement and the Subscription Agreement are cumulative and not exclusive of any remedies provided by law. In the event of a breach by the Company or by the Holder of any of their obligations under this Agreement, the Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)

No Inconsistent Agreements. Neither the Company nor any of its Affiliates has as of the date hereof entered into, nor shall the Company or any of its Affiliates, on or after the date of this Agreement, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holder in this Agreement or otherwise conflicts with the provisions hereof. Without limiting the generality of the foregoing, without the written consent of the Holder, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act if the rights so granted are inconsistent with the rights granted to the Holder set forth herein, or otherwise prevent the Company with complying with all of its obligations hereunder.

(c)

No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holder in such capacity pursuant hereto or as the Company notifies Purchaser in writing prior to the Closing) may include securities of the Company in the Registration Statement; provided, however, that securities which are subject to a written registration rights agreement entered into by the Company prior to October 15, 2003, may be included in the Registration Statement.

(d)

Failure to File Registration Statement and Other Events. The Company and the Holder agree that the Holder will suffer damages if the Registration Statement is not filed on or prior to the Filing Date or is not declared effective by the Commission on or prior to the Effectiveness Date and maintained in the manner contemplated herein during the Effectiveness Period or if certain other events occur. The Company and the Holder further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the Registration Statement is not filed on or prior to the Filing Date, or is not declared effective by the Commission on or prior to the Effectiveness Date, or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 12dl-2 promulgated under the Exchange Act within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be “reviewed,” or not subject to further review, or (iii) the Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective or available as to all Registrable Securities at any time during the Effectiveness Period, without being succeeded within a reasonable period by a subsequent Registration Statement filed with and declared effective by the Commission, or (iv) the Company suspends the use of the Prospectus forming a part of such Registration Statement for more than thirty (30) days in any period of 365 consecutive days if the Company suspends in reliance on its ability to do so due to the existence of a development that, in the good faith discretion of the Board, makes it appropriate to so suspend or which renders the Company unable to comply with the Commission requirements, or the Company suspends the use of the Prospectus forming a part of such Registration Statement for more than sixty (60) days in any period of 365 consecutive days for any other reason, or (v) during the Effectiveness Period, trading in the Common Stock shall be suspended for any reason for more than three (3) Business Days in the aggregate, or (vi) the Company breaches in a material respect any covenant or other material term or condition in the Transaction Documents (other than a representation or warranty contained therein) or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby, and such breach continues for a period of thirty (30) days after written notice thereof to the Company, or (vii) the Company has breached Section 3(n) of this Agreement (any such failure or breach being referred to as an “Event”), the Company shall pay as liquidated damages for such failure or breach and not as a penalty (the “Liquidated Damages”) to the Holder an amount equal to (A) one percent (1%) of the purchase price of the Shares paid by the Holder pursuant to the Subscription Agreement for the first thirty (30) day period, and (B) two percent (2%) of the purchase price of the Shares paid by the Holder pursuant to the Subscription Agreement for each thirty (30) day period thereafter, pro rated for any period less than thirty (30) days, following the event until the applicable Event has been cured. Notwithstanding the foregoing, in no event shall the Company be required to pay aggregate Liquidated Damages under this Section 8(d) in excess of eight percent (8%) of the purchase price of the Shares paid by the Holder pursuant to the Subscription Agreement. Payments to be made pursuant to this Section 8(d) shall be due and payable immediately upon demand in cash. The parties agree that the Liquidated Damages represent a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of damages that may be incurred by the Holder if the Registration Statement is not filed on or prior to the Filing Date or has not been declared effective by the Commission on or prior to the Effectiveness Date and maintained in the manner contemplated herein during the Effectiveness Period or if any other Event as described herein has occurred.

(e)

Consent to Jurisdiction. Both the Company and the Purchaser (i) hereby irrevocably submit to the jurisdiction of the United States District Court for the Northern District of Texas and the courts of the State of Texas located in Dallas County for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the Subscription Agreement, and (ii) hereby waive, and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Both the Company and the Purchaser consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 8(e) shall affect or limit any right to serve process in any other manner permitted by law.

(f)

Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Purchaser.

(g)

Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., Pacific Time, on a Business Day, (ii) the first Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., Pacific Time, on any date and earlier than 11:59 p.m., Pacific Time, on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) actual receipt by the party to whom such notice is required to be given.

(x)	if to the Company:
Verdisys, Inc.
201 Tipperary Lane
Alameda, California 94502
Attention: Andrew Wilson, Chief Financial Officer
Telecopier: (408) 873-0550
with a copy to:
Jeffrey H. Mackay, Esq.
4871 Narragansett Ave.
San Diego, California 92107
Telecopier: (619) 222-4764

(y)	if to the Purchaser:

	At the address of the Purchaser set forth on Exhibit A to this	Agreement.

with a copy to:

Warren W. Garden, P.C.
100 Crescent Court
Suite 590
Dallas, Texas 75201
Attention: Warren W. Garden, Esq.
Telecopier: (214) 871-6711

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice.

(h)

Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of the Holder and its successors and assigns. The Company may not assign this Agreement or any of its respective rights or obligations hereunder without the prior written consent of the Purchaser. The Purchaser may assign its rights hereunder in the manner and to the Persons as permitted under the Subscription Agreement.

(i)

Assignment of Registration Rights. The rights of the Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be assignable by each Holder to any transferee of the Holder of all or a portion of the shares of Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee, and (B) the securities with respect to which such registration rights are being transferred or assigned; (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement; and (v) such transfer shall have been made in accordance with the applicable requirements of the Subscription Agreement and shall be for no less than 50% of the Registrable Securities. In addition, the Holder shall have the right to assign its rights hereunder to any other Person with the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. The rights to assignment shall apply to the Holder (and to subsequent) successors and assigns. In the event of an assignment pursuant to this Section 8(i), the Purchaser shall pay all incremental costs and expenses incurred by the Company in connection with filing a Registration Statement (or an amendment to the Registration Statement) to register the shares of Registrable Securities assigned to any assignee or transferee of the Purchaser.

(j)

Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(k)

Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to principles of conflicts of law thereof. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

(l)

Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(m)

Termination. This Agreement shall terminate on the date on which all remaining Registrable Securities may be sold without restriction pursuant to Rule 144(k) of the Securities Act.

(n)

Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(o)

Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

[Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

VERDISYS, INC.

By: /s/ Andrew Wilson
Name: Andrew Wilson
Title: Chief Financial Officer

GRYPHON MASTER FUND, L.P.

By: Gryphon Partners, L.P., its General Partner

By: Gryphon Management Partners, L.P.,
its General Partner

By: Gryphon Advisors, LLC, its General Partner

By: /s/ E. B. Lyon
E.B. Lyon, IV, Authorized Agent

EXHIBIT A

THE PURCHASER

Gryphon Master Fund, L.P.
500 Crescent Court
Suite 270
Dallas, Texas 75201
Fax No.: (214) 871-6909
Attn: Ryan R. Wolters

A-1

EXHIBIT B

PLAN OF DISTRIBUTION

We are registering the shares of common stock on behalf of the selling stockholders. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market prices, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected at various times in one or more of the following transactions, or in other kinds of transactions:

·	transactions on any national securities exchange or U.S. inter-dealer system of a registered national securities association on which the common stock may be listed or quoted at the time of sale;

·	in the over-the-counter market;
·	in private transactions and transactions otherwise than on these exchanges or systems or in the over-the-counter market;

·	in connection with short sales of the shares;
·	by pledge to secure or in payment of debt and other obligations;
·	through the writing of options, whether the options are listed on an options exchange or otherwise;
·	in connection with the writing of non-traded and exchange-traded call options, in hedge transactions and in settlement of other transactions in standardized or over-the-counter options; or

·	through a combination of any of the above transactions.

     The selling stockholder and its successors, including its transferees, pledgees or donees or their successors, may sell the common stock directly to the purchaser or through underwriters, broker-dealers or agents, who may receive compensation in the form of discounts, concessions or commissions from the selling stockholder or the purchaser. These discounts, concessions or commissions as to any particular underwriter, broker-dealer or agent may be in excess of those customary in the types of transactions involved.

     In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 of the Securities Act may be sold under Rule 144 rather than pursuant to this prospectus.

     We entered into a registration rights agreement for the benefit of the selling stockholders to register our common stock under applicable federal and state securities laws. The registration rights agreement provides for cross-indemnification of the selling stockholders and us and our respective directors, officers and controlling persons against specific liabilities in connection with the offer and sale of the common stock, including liabilities under the Securities Act. We will pay substantially all of the expenses incurred by the selling stockholders incident to the registration of the offering and sale of the common stock.

1

EXHIBIT C

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

[Name and address of Transfer Agent]
_________________
_________________
_________________
Attn: ____________

Re: Verdisys, Inc.

Ladies and Gentlemen:

     We are counsel to Verdisys, Inc., a California corporation (the “Company”), and have represented the Company in connection with that certain Subscription Agreement (the “Subscription Agreement”), dated as of October 23, 2003, by and between the Company and the Subscriber (the “Subscriber”) named therein pursuant to which the Company issued to the Subscriber shares of its Common Stock, no par value. Pursuant to the Subscription Agreement, the Company has also entered into a Registration Rights Agreement with the Subscriber (the “Registration Rights Agreement”), dated as of October 23, 2003, pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on _________ __, 2003, the Company filed a Registration Statement on Form S-3 (File No. 333-________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the resale of the Registrable Securities which names the Subscriber as selling stockholder thereunder.

     In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and, accordingly, the Registrable Securities are available for resale under the 1933 Act in the manner specified in, and pursuant to the terms of, the Registration Statement.

Very truly yours,

By:

cc: Gryphon Master Fund, L.P.

1

Appendix II

Form of Legal Opinion

1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California and has the requisite corporate power to own, lease and operate its properties and assets, and to carry on its business as presently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the failure to so qualify would have a material adverse effect on the business of the Company and its subsidiaries, taken as a whole.
2. The Company has the requisite corporate power and authority to enter into and perform its obligations under the
Subscription Agreement and the Registration Rights Agreement and to issue the Shares. The execution, delivery and performance of each of the Subscription Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors is required. Each of the Subscription Agreement and the Registration Rights
Agreement has been duly executed and delivered, and the Shares have been duly executed, issued and delivered by the Company, and each of the Subscription Agreement and the Registration Rights Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms. The Shares are not subject to any preemptive rights under the Company’s Articles of Incorporation or Bylaws.
3. The Shares have been duly authorized and, when delivered against payment in full as provided in the Subscription
Agreement, will be validly issued, fully paid and nonassessable.
4. The execution, delivery and performance of and compliance with the terms of the Subscription Agreement and the Registration Rights Agreement and the issuance of the Shares do not (a) violate any provision of the Company’s Articles of
Incorporation or Bylaws, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party and which is known to us, (c) create or impose a lien, charge or encumbrance on any property of the Company under any agreement or any commitment known to us to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (d) result in a violation of any Federal, state, local or foreign statute, rule, regulation, order, judgment, injunction or decree (including Federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, except, in all cases other than violations pursuant to clauses (a) and
(d) above, for such conflicts, default, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect on the business of the Company and its subsidiaries, taken as a whole.
5. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required under Federal, state or local law, rule or regulation in connection with the valid execution, delivery and performance of the Subscription Agreement, or the offer, sale or issuance of the Shares, other than filings as may be required by applicable Federal and state securities laws and regulations.
6. To our knowledge, there is no action, suit, claim, investigation or proceeding pending or threatened against the
Company which questions the validity of the Subscription Agreement or the transactions contemplated thereby or any action taken or to be taken pursuant thereto. There is no action, suit, claim, investigation or proceeding pending, or to our knowledge, threatened, against or involving the Company or any of its properties or assets and which, if adversely determined, is reasonably likely to result in a material adverse effect on the business of the Company and its subsidiaries, taken as a whole. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any officers or directors of the Company in their capacities as such.
7. The offer, issuance and sale of the Shares pursuant to the Subscription Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended.
8. The Company is not, and as a result of and immediately upon Closing will not be, an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

1

Appendix III

Form of Lock-up Agreement

LOCK-UP AGREEMENT

     Lock-Up Agreement (this “Agreement”) is entered into as of October __, 2003, by and between Verdisys, Inc., a California corporation (the “Company”), and the shareholder of the Company named on the signature page hereof (the “Shareholder”).

RECITALS:

A.	The Company and Gryphon Master Fund, L.P., a Bermuda limited partnership (“Gryphon”), have entered into a Subscription Agreement dated as of October __, 2003 (the “Subscription Agreement”), pursuant to which
Gryphon has agreed to purchase, and the Company has agreed to sell, shares of the Company’s common stock, no par value (the “Common Stock”).

B.	Shareholder is a shareholder of the Company and owns and/or controls shares of Common Stock (the
“Shares”).

C.	As a condition to Gryphon entering into the Subscription Agreement, Shareholder has agreed to the lock-up set forth in Section 1 hereof.

D.	Capitalized terms used in this Agreement but not otherwise defined herein shall have the meanings ascribed to such terms in the Subscription Agreement.

AGREEMENTS:

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Lock-Up. Shareholder hereby agrees that, except as set forth in Section 2 below, from the date hereof until the 60th day following the Closing Date (the “Lock-up Period”), without the prior written consent of the Company and Gryphon, he will not offer, pledge, sell, contract to sell, grant any options for the sale of or otherwise transfer, distribute or dispose of, directly or indirectly (collectively “Dispose of”), any Shares (the “Lock-up”). On and after the
61st day following the Closing Date, no Shares shall be subject to the Lock-up.

2. Permitted Dispositions. The following dispositions of Shares shall not be subject to the Lock-up set forth in Section 1:

(a) Shareholder may Dispose of Shares to his spouse, siblings, parents or any natural or adopted children or other descendants or to any personal trust in which any such family member or Shareholder retains the entire beneficial interest;

(b) Shareholder may Dispose of Shares on his death to Shareholder’s estate, executor, administrator or personal representative or to Shareholder’s beneficiaries pursuant to a devise or bequest or by laws of descent and distribution;

(c) Shareholder may Dispose of Shares as a gift or other transfer without consideration; and

(d) Shareholder may make a bona fide pledge of Shares to a lender;
provided, however, that in the case of any transfer of Shares pursuant to clauses (a), (c), and (d), the transferor shall, at the request of the Company, provide evidence (which may include, without limitation, an opinion of counsel satisfactory

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in form, scope and substance to the Company in its sole discretion as the issuer thereof) satisfactory to the Company that the transfer is exempt from the registration requirements of the Securities Act of 1933, as amended.

     In the event Shareholder Disposes of Shares described in this Section 2, such Shares shall remain subject to this Agreement and, as a condition of the validity of such disposition, the transferee shall be required to execute and deliver a counterpart of this Agreement. Thereafter, such transferee shall be deemed to be the Shareholder for purposes of this Agreement.

3.

Miscellaneous.

(a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given other than as initially agreed upon in writing by the Company, Shareholder and Gryphon.

(b) Successors and Assigns. Shareholder shall not assign any rights or benefits under this
Agreement without the prior written consent of the Company and Gryphon.

(c) Counterparts. This Agreement may be executed in a number of identical counterparts and it shall not be necessary for the Company and Shareholder to execute each of such counterparts, but when each has executed and delivered one or more of such counterparts, the several parts, when taken together, shall be deemed to constitute one and the same instrument, enforceable against each in accordance with its terms. In making proof of this
Agreement, it shall not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement of this Agreement is sought.

(d) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(e) Governing Law; Venue. THIS AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO
PRINCIPLES OF CONFLICTS OR CHOICE OF LAW. The Company and Shareholder (i) hereby irrevocably submit to the exclusive jurisdiction of the United States District Court sitting in the Northern District of Texas and the courts of the State of Texas located in Dallas County for the purposes of any suit, action or proceeding arising out of or relating to this Agreement, and (ii) hereby waive, and agree not to assert in any such suit, action or proceeding, any claim that he or it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.

(f) Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this
Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this
Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

(g) Entire Agreement. This Agreement is intended by the Company and the Shareholder as a final expression of their agreement and is intended to be a complete and exclusive statement of their agreement and understanding in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the Company and the Shareholder with respect to such subject matter.

(h) Third Party Beneficiaries. This Agreement is intended for the benefit of the Company,
Shareholder and Gryphon and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity. The Company and Shareholder each specifically acknowledge and agree that Gryphon is a third party beneficiary of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

VERDISYS, INC.

By:
Dan Williams, President

“SHAREHOLDER”:

Name:

By:
(signature)

Title of signatory:
(if not an individual)

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